                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2005

    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as seller under a Pooling and
 Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC2

             (Exact name of registrant as specified in its charter)

            DELAWARE                    333-125485                41-1955181
            --------                    ----------                ----------
(State of Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

   8400 Normandale Lake Blvd.                          55437
           Suite 250                                   -----
     Minneapolis, Minnesota                          (Zip Code)
     ----------------------
(Address of Principal Executive
           Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On July 28, 2005, the Registrant will cause the issuance and sale of
Mortgage Asset Backed Pass-Through Certificates, Series 2005-EFC2, Class A-1,
Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class SB, Class R-I and
Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing
Agreement to be dated as of July 1, 2005, among the Registrant, Residential
Funding Corporation, as Master Servicer and U.S. Bank National Association, as
Trustee.

         In connection with the sale of the Series 2005-EFC2, Class A-1, Class
A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the
"Underwritten Certificates"), the Registrant has been advised by Residential
Funding Securities Corporation and Credit Suisse First Boston LLC (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the
"Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-125485, which
Computational Materials are being filed manually as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The
Computational Materials consist of the pages attached to the Form SE.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials
may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten
Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                           99.1 Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By: /s/ Pieter VanZyl
                                                         -----------------------
                                                     Name: Pieter VanZyl
                                                     Title: Vice President

Dated: July 26, 2005

                                  EXHIBIT INDEX

            Item 601(a) of
            Sequentially
Exhibit     Regulation S-K      Number
 Number     Exhibit No.         Description                      Page
-------     -----------         -----------                      ----
   1        99                  Computational Materials          Filed Manually

                                     EXHIBIT
                             (Intentionally Omitted)